Exhibit 24.1


     POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS COVERING COMMON STOCK OF FORD MOTOR COMPANY FOR ISSUANCE UNDER DIVIDEND REINVESTMENT PLANS AND EMPLOYEE STOCK PLANS
      ---------------------------------------------------------

     Each of the undersigned, a director or officer of FORD MOTOR COMPANY, appoints J. M. Devine, J. A. Hall, D. N. McCammon, M. L. Reichenstein, M. S. Macdonald, J. W. Martin, Jr., J. M. Rintamaki,
L. J. Ghilardi, K. S. Lamping and P. J. Sherry, Jr. his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable FORD MOTOR COMPANY and its subsidiaries to comply with the Securities Act of 1933, and any requirements of the Securities and Exchange Commission, in connection with Registration Statements and any and all amendments thereto relating to the issuance of Common Stock under (i) the Dividend Reinvestment and Stock Purchase Plan of Ford Motor Company and Ford Holdings, Inc. and any other dividend reinvestment and stock purchase plans of FORD MOTOR COMPANY and (ii) the Ford Motor Company Savings and Stock Investment Plan for Salaried Employees, the Ford Motor Company Tax-Efficient Savings Plan for Hourly Employees, the Ford Credit Savings Plan, the Associates First Capital Corporation Retirement Savings and Profit Sharing Plan, the Ford Microelectronics, Inc. Salaried Retirement Savings Plan, the Primus Automotive Financial Services, Inc. Prime Account, the Ford Motor Company 1985 Stock Option Plan, the Ford Motor Company 1990 Long-Term Incentive Plan, the Ford Motor Company Supplemental Compensation Plan and such other employee stock plans as may be adopted by FORD MOTOR COMPANY or any of its subsidiaries, as authorized at a meeting of the Board of Directors of FORD MOTOR COMPANY held on April 13, 1995, including but not limited to, power and authority to sign his or her name (whether on behalf of FORD MOTOR COMPANY, or otherwise) to such Registration Statements and any amendments thereto and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.


     Each of the undersigned has signed his or her name as of the 13th day of April, 1995.




       /s/Alex Trotman                           /s/Colby H. Chandler
- --------------------------------            --------------------------------
        (Alex Trotman)                            (Colby H. Chandler)



   /s/Michael D. Dingman                        /s/Edsel B. Ford II
- -------------------------------             -------------------------------
     (Michael D. Dingman)                         (Edsel B. Ford II)



    /s/William C. Ford                        /s/William C. Ford, Jr.
- -------------------------------             ------------------------------
      (William C. Ford)                         (William C. Ford, Jr.)



  /s/Roberto C. Goizueta                     /s/Irvine O. Hockaday, Jr.
- -------------------------------             ------------------------------
    (Roberto C. Goizueta)                      (Irvine O. Hockaday, Jr.)



   /s/Marie-Josee Kravis                           /s/Drew Lewis
- -------------------------------             -----------------------------
     (Marie-Josee Kravis)                            (Drew Lewis)



    /s/Ellen R. Marram                          /s/Kenneth H. Olsen
- -------------------------------             -----------------------------
      (Ellen R. Marram)                           (Kenneth H. Olsen)



    /s/Carl E. Reichardt                          /s/Louis R. Ross
- -------------------------------              ----------------------------
      (Carl E. Reichardt)                           (Louis R. Ross)



 /s/Clifton R. Wharton, Jr.                      /s/John M. Devine
- -------------------------------              ----------------------------
   (Clifton R. Wharton, Jr.)                       (John M. Devine)



 /s/Murray L. Reichenstein
- -------------------------------
   (Murray L. Reichenstein)





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